UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2014

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasuries advanced in the first half of our fiscal year as strong global demand for U.S. government debt outweighed reduced purchases from the Federal Reserve, which ended its longstanding monthly asset purchase program in October. Several factors drove Treasury demand, including a weak inflation outlook, uneven growth outside the U.S., and higher yields on U.S. government bonds versus those of other developed markets. Interest rates declined and Treasury prices rose for most maturities over the past six months as a result of this buoyant demand—much to the surprise of most investors, who had anticipated higher rates and falling Treasury prices this year. In this supportive environment, the U.S. Treasury Money Fund posted a flat return, while the U.S. Treasury Intermediate and Long-Term Funds posted solid gains.

ECONOMY AND INTEREST RATES

The U.S. recovery picked up and displayed surprising resilience in the past six months, despite weakness across much of Europe and Asia. U.S. gross domestic product (GDP) grew at a better-than-expected 3.9% annual pace in the third quarter. Following the second quarter’s 4.6% annualized rate, the combined periods marked the strongest consecutive quarters of economic growth since 2003. A firming labor market reflected the improving economy. Employers added 321,000 jobs in November, the government reported shortly after our reporting period ended. November’s jobs report marked the best monthly gain in nearly three years and the tenth straight month of net job gains exceeding 200,000. The unemployment rate declined to 5.8% in November from 6.1% at the start of our fiscal year in June. Meanwhile, inflation expectations have stayed tame, aided by the recent plunge in oil prices and signs of slowing growth in Europe, Japan, and China.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In keeping with a plan announced in July, the Fed ceased its monthly purchases of Treasuries and agency mortgage-backed securities (MBS) at the end of October. With the end of the Fed’s long-running quantitative easing program, investors have shifted their attention to when the central bank will start to tighten monetary policy by raising short-term interest rates. T. Rowe Price economists currently expect GDP growth of just under 3% for the next few quarters and that the Fed will start to raise short-term interest rates sometime in mid-2015. (Please see sidebar “What Rising Rates Mean for Bond Investors” on page 2.)

Short-term rates edged above 0% over the past six months as investors anticipated the onset of Fed tightening. However, the yield on the 10-year U.S. Treasury note—a benchmark for long-term borrowing costs—confounded market expectations by declining over our reporting period from 2.48% on May 31 to 2.18% on November 30, with much of the decrease occurring in the last two months. Several factors drove the rally in Treasuries: Bond yields in developed countries outside the U.S. sank to historic lows amid signs of slowing growth, weak inflation, and increased stimulus efforts in Europe and Japan, making the rates offered by Treasuries look relatively attractive. The rapid appreciation of the U.S. dollar against nearly all other major currencies increased the appeal of Treasuries for foreign investors. Finally, the plunge in global oil prices in recent months reduced inflation expectations worldwide.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% for the six months ended November 30, 2014, roughly the same as its benchmark, the Lipper U.S. Treasury Money Market Funds Index. T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund.

Short-term performance comparisons in the current low interest rate environment are difficult, but the fund’s returns have been competitive and placed it in or near the top quintile of all Treasury money market funds. Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 2 of 68, 2 of 61, 7 of 59, and 10 of 47 U.S. Treasury money market funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2014, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

Over the past six months, the combination of the Fed’s zero interest rate monetary policy, a reduced supply of Treasury bills, and ongoing strong demand for high-quality and liquid assets continued to restrain money market yields within a very narrow range: One-week bills traded as low as 0.00%, while one-year Treasuries ranged around 0.10%. Tri-party Treasury collateralized repurchase agreements (repos) also remained in high demand and limited supply. Roughly 30% of the fund’s assets are invested in overnight and seven-day repos. However, the repo market will continue to be subject to decreasing supply as bank counterparties are increasingly reluctant to dedicate bank balance sheets to less lucrative transactions.

One bright spot for the supply outlook is the Fed’s Reverse Repurchase Program, or RRP, which the central bank intends to use as a tool to increase interest rates in the future. Launched in 2013, this program could increase new Treasury repo supply by as much as $600 billion. This boost in supply for the Treasury money market should help set a firmer floor on short-term interest rates, diminish the likelihood of negative short-term rates (which some European bondholders are currently experiencing), and set the stage for tighter monetary policy going forward. To help meet demand from short-term investors, the U.S. Treasury has shifted some of its borrowing by issuing more Treasury bills (T-bills) instead of longer-maturity issues. Finally, the potential for the U.S. Treasury to increase its operating cash balance could bring more bill supply to the market by next spring.

In July, the Securities and Exchange Commission released its final rule changes for money market funds. The changes impose some new restrictions on large institutional investors but will generally not affect retail investors or investors in Treasury and U.S. government money funds. Still, features of Treasury money funds—such as their stable $1.00 net asset value (NAV) and the accessibility of these funds to institutional investors—suggest that high demand for these products will remain.

We continue to keep the fund’s weighted average maturity near the long end of our permissible range of 60 days. While the Fed is expected to start increasing short-term interest rates in the not-so-distant future, we believe any policy shift will occur sometime in mid-2015, at the earliest. Until the onset of rate increases by the Fed, money fund investors should expect near-zero returns. In the meantime, our focus remains on principal stability, quality, and liquidity.

U.S. Treasury Intermediate Fund
Your fund returned 1.47% for the six months ended November 30, 2014, trailing the 1.98% return of its performance benchmark, the Barclays U.S. 4–10 Year Treasury Bond Index, and its Lipper peer group average. Intermediate-term Treasuries advanced as yields fell amid strong demand for the relative safety and higher yield potential on U.S. government debt versus yields on sovereign bonds of other developed countries.

Although the U.S. Treasury Intermediate Fund invests at least 80% of its assets in conventional Treasury securities, it also holds other securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae MBS, for diversification and additional return potential.

The fund’s exposure to TIPS detracted from relative returns for the period. TIPS, which are designed to protect investors from inflation, slumped as the inflation outlook in the U.S. softened, commodity prices declined, and growth in other countries weakened. Though inflation expectations remain subdued, we maintained a modest TIPS allocation because we believed that TIPS were attractively valued compared with conventional Treasury bonds in light of the Fed’s desire to see inflation rise over the medium term. Moreover, we sought to take advantage of the relatively low inflation premium priced into the TIPS market in the event that monthly inflation readings come in higher than expected as the economy picks up.

As for MBS, we increased our allocation over the summer as prices declined, though we subsequently pared our exposure as valuations rose and the Fed continued to taper its monthly MBS purchases. Now that the Fed has ended its monthly asset purchases, we have a neutral view of MBS. Nevertheless, we will continue to hold TIPS and agency MBS and vary our allocations based on their relative valuations. Our MBS holdings have the benefit of providing added yield potential over Treasuries, decent liquidity, and diversification for the fund, while we expect our TIPS allocation to provide some inflation protection. (Diversification cannot assure a profit or protect against loss in a declining market.)

The fund’s duration—which measures the sensitivity of a bond’s price to changes in interest rates—was slightly short versus that of the benchmark, which weighed on relative performance. Because the fund had less sensitivity to interest rate changes, it did not benefit as much from the decline in rates for intermediate- and longer-term maturities as the yield curve flattened over the period. On the bright side, our yield curve positioning helped relative returns. The fund held some long-term Treasuries, which rallied as rates at the long end of the curve fell the most.

We have kept the fund’s duration shorter than the duration of the benchmark as we anticipate higher interest rates in light of the improving economy and a less accommodative Fed. We would like to remind investors that although we have some flexibility to manage interest rate risk by keeping the fund’s duration shorter than that of our benchmark, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

U.S. Treasury Long-Term Fund
Your fund returned 7.70% for the six months ended November 30, 2014, slightly lagging the 8.19% return of its benchmark, the Barclays U.S. Long Treasury Bond Index, but widely outpacing its Lipper peer group average.

The fund’s strong returns came as long-term Treasuries rallied amid an unexpected decline in long-term interest rates toward the end of our reporting period, defying widespread expectations for higher rates. As we said earlier, historically low yields on other high-quality sovereign bonds and a resurgent U.S. dollar against other currencies spurred strong demand for Treasuries in recent months, particularly from foreign investors. Because the prices of long-term Treasuries are more sensitive to interest rate changes than those of shorter-term Treasuries, they rose more as yields fell. The yield on the 30-year Treasury bond fell 44 basis points over the past six months to 2.89% at the end of November; by comparison, the yield on the 10-year Treasury note declined 30 basis points over the same period.

As with the U.S. Treasury Intermediate Fund, our TIPS position and slightly shorter-than-benchmark duration posture detracted from relative performance. Our overweight position in longer maturities, however, helped relative performance as longer-dated Treasuries benefited from subdued inflation readings and superior yields versus those on government bonds from other developed markets. Positioning changes largely mirrored those in the U.S. Treasury Intermediate Fund. We maintained modest out-of-benchmark allocations to TIPS for diversification and inflation protection and to agency MBS for their added yield potential over Treasuries. We maintained a shorter duration compared with the benchmark, as we did with the U.S. Treasury Intermediate Fund. (Diversification cannot assure a profit or protect against loss in a declining market.)

Longer-term Treasury bonds have proven to be an effective hedge against market turmoil, but their historically low yields have subjected holders to greater interest rate risk in recent years. As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

OUTLOOK

The U.S. economy continues to gain traction despite indications that economies in Europe, Japan, and China are decelerating. Though the Fed has ended its monthly asset purchases, it is too early to conclude that the economy is strong enough for the central bank to start raising short-term interest rates. As of this writing, the Fed has indicated that its current zero interest rate policy will remain in place for a “considerable time,” which most investors interpret to mean that short-term rate hikes will occur in mid-2015, at the earliest.

We expect the strengthening U.S. economy to put upward pressure on interest rates, but recent dollar strength and a benign inflation outlook will likely continue to sustain strong demand for Treasuries and help keep a lid on a rise in U.S. yields. Moreover, further monetary easing by the European Central Bank to combat flagging growth in the eurozone could also hold longer-term yields down globally.

A rising rate environment is not favorable for bond prices. However, we would like to remind shareholders that bonds should continue to have a place in most investors’ portfolios. Bonds are designed to generate income on a regular basis that can offset price losses, potentially increase positive returns, and help diversify the risks of an equity portfolio. Bonds tend to be less volatile than stocks and, therefore, should become a larger allocation in the portfolio of an investor who is approaching a long-term financial goal, such as retirement. Finally, we emphasize that bonds vary in terms of maturity, coupon rate, and credit quality, so not all securities respond to interest rate changes in the same way.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 12, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Bond Index that mature in 10 years or more.

Barclays U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Bond Index that mature in four to 10 years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/14	Year Ended 5/31/14	5/31/13	5/31/12	5/31/11	5/31/10
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]
Net realized and unrealized gain / loss	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Distributions						
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
NET ASSET VALUE						
End of period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[4]	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.00%[3]**
Ratio of total expenses to average net assets	0.05%[3][5]	0.06%[3]	0.14%[3]	0.13%[3]	0.18%[3]	0.25%[3]
Ratio of net investment income to average net assets	0.01%[3][5]	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]	0.00%[3]
Net assets, end of period (in millions)	$ 2,044	$ 1,999	$ 1,930	$ 1,864	$ 1,783	$ 1,872

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.39%, 0.38%, 0.29%, 0.31%, 0.27% and 0.20% of average net assets for the six months ended 11/30/14 and the years ended 5/31/14, 5/31/13, 5/31/12, 5/31/11 and 5/31/10, respectively (see Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
TREASURY DEBT 67.6%		
U.S. Treasury Bills, 0.023%, 2/26/15	38,000	37,998
U.S. Treasury Bills, 0.028%, 2/5/15	86,900	86,895
U.S. Treasury Bills, 0.03%, 3/5/15	32,657	32,654
U.S. Treasury Bills, 0.03%, 3/12/15	23,000	22,998
U.S. Treasury Bills, 0.031%, 12/4/14	39,140	39,140
U.S. Treasury Bills, 0.04%, 3/19/15	52,000	51,994
U.S. Treasury Bills, 0.04%, 4/2/15	84,365	84,353
U.S. Treasury Bills, 0.04%, 4/9/15	40,264	40,258
U.S. Treasury Bills, 0.05%, 4/23/15	42,000	41,992
U.S. Treasury Bills, 0.055%, 1/22/15	37,000	36,997
U.S. Treasury Bills, 0.055%, 2/19/15	56,400	56,393
U.S. Treasury Bills, 0.06%, 1/29/15	18,700	18,698
U.S. Treasury Bills, 0.06%, 5/7/15	33,000	32,991
U.S. Treasury Bills, 0.06%, 5/14/15	20,000	19,995
U.S. Treasury Bills, 0.063%, 12/11/14	39,075	39,074
U.S. Treasury Bills, 0.063%, 1/8/15	56,100	56,096
U.S. Treasury Notes, 0.125%, 4/30/15	39,660	39,669
U.S. Treasury Notes, 0.25%, 12/15/14	37,600	37,603
U.S. Treasury Notes, 0.25%, 1/15/15	67,000	67,015
U.S. Treasury Notes, 0.25%, 2/28/15	33,545	33,558
U.S. Treasury Notes, 0.25%, 3/31/15	12,000	12,008
U.S. Treasury Notes, 0.375%, 3/15/15	48,000	48,039
U.S. Treasury Notes, 0.375%, 4/15/15	49,700	49,758
U.S. Treasury Notes, 0.375%, 6/15/15	22,675	22,711
U.S. Treasury Notes, 2.375%, 2/28/15	22,500	22,629
U.S. Treasury Notes, 4.00%, 2/15/15	66,990	67,535
U.S. Treasury Notes, 4.125%, 5/15/15	37,500	38,187
U.S. Treasury Notes, FRN, 0.065%, 1/31/16	111,500	111,481
U.S. Treasury Notes, FRN, 0.089%, 4/30/16	75,938	75,947

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On November 30, 2014, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $2,040,376,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. At November 30, 2014, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2014, management fees waived and operating expenses reimbursed totaled $3,904,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2014, expenses incurred pursuant to these service agreements were $48,000 for Price Associates; $624,000 for T. Rowe Price Services, Inc.; and $143,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2014, the fund was charged $48,000 for shareholder servicing costs related to the college savings plans, of which $42,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2014, approximately 2% of the outstanding shares of the fund were held by college savings plans.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015